EXHIBIT 21.1

NEWELL BRANDS INC. AND SUBSIDIARIES

SIGNIFICANT SUBSIDIARIES

December 31, 2017

NAME	STATE OR JURISDICTION OF ORGANIZATION
Allegheny International Exercise Co.	Delaware
Alltrista Plastics LLC	Indiana
American Household, Inc.	Delaware
Aprica USA, LLC	Delaware
Australian Coleman, Inc.	Kansas
Baby Jogger Holdings, Inc.	Delaware
Baby Jogger, LLC	Virginia
BCTIX, Inc.	Alabama
Berol Corporation	Delaware
Berol Pen Company	North Carolina
Better Heads, L.L.C.	Texas
B-F Processing LLC	Delaware
Bicycle Holding, Inc.	Delaware
BOC Plastics, Inc.	North Carolina
Bond Gifting, Inc.	Delaware
Bridge-Gate Alliance Group, Inc.	California
Bridge-Gate Holdings, LLC	Delaware
BRK Brands, Inc.	Delaware
BTM Ventures, LLC	Delaware
Calphalon Corporation	Ohio
CC Outlet, Inc.	Delaware
Chartreuse et Mont Blanc LLC	Delaware
Chemetron Corporation	Delaware
Chemetron Investments, Inc.	Delaware
Chesapeake Bay Candle Company LLC	Maryland
Coleman International Holdings, LLC	Delaware
Coleman Latin America, LLC	Delaware
Coleman Venture Capital, Inc.	Kansas
Coleman Worldwide Corporation	Delaware
DYMO Europe Holdings LLC	Delaware
DYMO Holdings, LLC	New York
Eco-Products, Inc.	Colorado
Eliskim, Inc.	Delaware
Elmer’s & Toagosei Co.	Ohio
Elmer’s International LLC	Delaware
Elmer’s Investments LLC	Delaware
Elmer’s Management LLC	Delaware
Embassy Products LLC	Delaware
Ember Investments Corporation	Delaware
Envirocooler, LLC	Delaware
EXPO Inc.	Delaware
First Alert, Inc.	Delaware
Furth Corporation	Delaware
General Distribution Import Company, LLC	Maryland
Gingham, LLC	Georgia
Goody Products, Inc.	Delaware
Graco Children’s Products Inc.	Delaware
Hearthmark, LLC	Delaware

NAME	STATE OR JURISDICTION OF ORGANIZATION
Holmes Motor Corporation	Delaware
Hunt Americas Corporation	Delaware
Hunt Management Company, Inc.	Pennsylvania
Hydrosurge Equipment Company, LLC	Delaware
Ignite Holdings II, Inc.	Delaware
Ignite Holdings, LLC	Delaware
Ignite USA, LLC	Illinois
Infoswitch, Inc.	Delaware
Integrated Specialties, Inc.	California
Jarden Consumer Solutions Community Fund, Inc.	Florida
Jarden Corporation	Delaware
Jarden Receivables, LLC	Delaware
Jarden Zinc Products, LLC	Indiana
JBC Direct, LLC	Delaware
Jostens, Inc.	Minnesota
JT Sports, LLC	Delaware
Kansas Acquisition Corp.	Delaware
L.A. Services, Inc.	Delaware
Laser Acquisition Corp.	Delaware
Lifoam Holdings, LLC	Delaware
Lifoam Industries, LLC	Delaware
Lifoam Packaging Solutions, LLC	Delaware
Loral Corporation	Delaware
Magnetics and Electronics, Inc.	Delaware
Marmot Mountain, LLC	Delaware
Miken Sports, LLC	Delaware
Montey Corporation	Delaware
Montey Credit Corporation	Pennsylvania
Neff Holding Company	Delaware
Neff Motivation, Inc.	Ohio
New Bra-Con Industries, Inc.	Delaware
Newell Brands Inc.	Delaware
Newell Brands DTC, Inc.	Delaware
Newell Brands Sourcing Corp.	Delaware
Newell Finance Company	Delaware
Newell Investments Inc.	Delaware
Newell Operating Company	Delaware
Newell Puerto Rico, Ltd.	Delaware
Newell Rubbermaid Charitable Foundation	Delaware
Newell Rubbermaid Company Store LLC	Delaware
Newell Rubbermaid Development LLC	Delaware
Newell Rubbermaid Distribution LLC	Delaware
Newell Rubbermaid Europe LLC	Delaware
Newell Rubbermaid Holdings LLC	Delaware
Newell Rubbermaid Mexicali Holdings LLC	Delaware
Newell Rubbermaid Mexico Holding LLC	Delaware
Newell Rubbermaid US Finance Co.	Delaware
Newell Sales & Marketing Group, Inc.	Delaware
Nippon Coleman, Inc.	Kansas
NRI Insurance Company	Vermont
NWL Europe Holdings LLC	Delaware
Onethousand West, Inc.	Florida

NAME	STATE OR JURISDICTION OF ORGANIZATION
Outdoor Sports Gear, Inc.	Delaware
Outdoor Technologies Corporation	Iowa
Pacific Trade International, LLC	Delaware
Package Enhancing Technologies, LLC	New York
Packs & Travel Corporation	Delaware
ParPak, Inc.	Texas
Penn Fishing Tackle Mfg. Co.	Pennsylvania
Precision Packaging Products, Inc.	New York
Pure Fishing, Inc.	Iowa
QMC Buyer LLC	Delaware
Quickie Holdings LLC	Delaware
Quoin, LLC	Delaware
Rawlings Sporting Goods Company, Inc.	Delaware
Rexair Holdings, Inc.	Delaware
Rexair LLC	Delaware
Rock Creek Athletics, Inc.	Iowa
Ross Products, Inc.	Delaware
Rubbermaid Commercial Products LLC	Delaware
Rubbermaid Europe Holding Inc.	Delaware
Rubbermaid Incorporated	Ohio
Rubbermaid Services Corp.	Delaware
Rubbermaid Texas Limited	Texas
Rubfinco Inc.	Delaware
Sanford Brands Venezuela, L.L.C.	Delaware
Sanford GmbH Holding Company	Delaware
Sanford, L.P.	Illinois
Schoolsupplies.com GP LLC	Delaware
Schoolsupplies.com LP	Delaware
Sea Striker, LLC	Delaware
Sevca, LLC	Delaware
Shakespeare All Star Acquisition LLC	Delaware
Shakespeare Company, LLC	Delaware
Shakespeare Conductive Fibers, LLC	Delaware
SI II, Inc.	Florida
Simmer LLC	Delaware
Sistema Plastics US LLC	California
Sistema US Holdings LLC	California
Sitca Corporation	Washington
Smith Mountain Industries, Inc.	Delaware
Stuhlbarg International Sales Company, Inc.	California
Sunbeam Americas Holdings, LLC	Delaware
Sunbeam Latin America, LLC	Delaware
Sunbeam Products, Inc.	Delaware
Temrac Company, Inc.	New Jersey
Teutonia USA LLC	Delaware
Terbal Corporation	Delaware
The Coleman Company, Inc.	Delaware
The Jarden Foundation, Inc.	Florida
The Lehigh Press LLC	Delaware
The United States Playing Card Company	Delaware
The Yankee Candle Company, Inc.	Massachusetts
THL-FA IP Corp.	Delaware

NAME	STATE OR JURISDICTION OF ORGANIZATION
Tri-E Corporation	Indiana
USPC Holding, Inc.	Delaware
Visant Corporation	Delaware
Visant Holding Corp.	Delaware
Visant Secondary Holdings Corp.	Delaware
Waddington Group, Inc.	Delaware
Waddington North America, Inc.	Massachusetts
WNA American Plastic Industries, Inc.	Delaware
WNA Comet West, Inc.	California
WNA Cups Illustrated, Inc.	Texas
WNA Holdings, Inc.	Delaware
WNA Hopple Plastics, Inc.	Delaware
WNA, Inc.	Delaware
Woodshaft, Inc.	Ohio
X Properties, LLC	Delaware
Yankee Candle Admin LLC	Virginia
Yankee Candle Brand Management, Inc.	Delaware
Yankee Candle Investments LLC	Delaware
Yankee Candle Restaurant Corp.	Delaware
YCC Development Company LLC	Delaware
YCCD Management, LLC	Delaware
A&J Plastics Limited	United Kingdom
Abu AB	Sweden
Abu Garcia AB	Sweden
Abu Garcia Pty. Ltd.	Australia
Allegre Puériculture S.A.S.	France
Alltrista Limited	Canada
American Tool Companies Holding B.V.	Netherlands
Aparatos Electronicos de Saltillo, S.A. de C.V.	Mexico
Appliance and Homewares International Pty Ltd	Australia
Application des Gaz S.A.S.	France
Aprica Childcare Institute-Aprica Ikuji Kenkyush Kabushiki Kaisha	Japan
Aprica Children’s Products G.K.	Japan
Aprica Korea Co., Ltd.	Korea
Aprica (Shanghai) Trading Co., Ltd.	China
Aprica (Zhongshan) Ltd.	China
Bafiges S.A.S.	France
Bernardin Ltd.	Canada
Berol Limited	United Kingdom
BRK Brands Europe Limited	United Kingdom
BRKFA Management Limited	Canada
Camping Gaz (Deutschland) GmbH	Germany
Camping Gaz Suisse SA	Switzerland
Camping Gaz CS S.R.O.	Czech Republic
Camping Gaz Italia S.r.l.	Italy
Canadian Playing Card Company, Limited	Canada
Cavoma LP	Cayman Island
Cavoma Ltd.	Cayman Island
Chiltern Thermoforming Limited	United Kingdom
Coleman (Deutschland) GmbH	Germany
Coleman Benelux B.V.	Netherlands
Coleman Brands Pty Limited	Australia
Coleman EMEA GmbH	Germany

NAME	STATE OR JURISDICTION OF ORGANIZATION
Coleman Hong Kong Limited	Hong Kong
Coleman Japan Co., Ltd.	Japan
Coleman Korea Co., Ltd.	Korea
Coleman UK Limited	United Kingdom
Comerical Berol, S. A. de C.V.	Mexico
Deltaform Limited	United Kingdom
Detector Technology Limited	Hong Kong
Dongguan HuiXun Electrical Products Co., Ltd.	China
Dongguan Raider Motor Co., Ltd.	China
Dymo BVBA	Belgium
DYMO Holdings BVBA	Belgium
El Rayo de Sol de Chihuahua, S.A. de C.V.	Mexico
El Sol Partes, S.A. de C.V.	Mexico
Electrónica BRK de Mexico, S.A. de C.V.	Mexico
Elmer’s Products Canada, Corporation	Canada
Emozione S.p.A.	Italy
Esteem Industries Limited	Hong Kong
Eureka CaterWare B.V.	Netherlands
Europe Brands S.à r.l.	Luxembourg
Facel S.A.S.	France
Fine Writing Pens of London	United Kingdom
First Alert (Canada) Inc.	Canada
Fountain Holdings Limited	United Kingdom
Gemsbloom Limited	Hong Kong
Graco Children’s Products Hong Kong, Limited	Hong Kong
Guangzhou Jarden Technical Center	China
Hanger Holdings Limited	New Zealand
Hardy & Greys Limited	United Kingdom
Hardy Advanced Composites Limited	United Kingdom
Hogar Plus, SA	Spain
Holfeld Plastics Company	Ireland
Holmes Products (Europe) Limited	United Kingdom
Hunt Europe Limited	United Kingdom
HYSF Holding Company	Mauritius
Ignite Hong Kong, Limited	Hong Kong
International Playing Card Company Limited	Canada
Inversiones Newell Rubbermaid (Chile) Limitada	Chile
Jarden Acquisition ETVE, S.L.	Spain
Jarden Consumer Solutions (Asia) Limited	Hong Kong
Jarden Consumer Solutions (Europe) Limited	United Kingdom
Jarden Consumer Solutions Community Fund Canada	Canada
Jarden Consumer Solutions Japan LLC	Japan
Jarden Consumer Solutions of India Private Limited	India
Jarden Consumer Solutions Trading (Shanghai) Ltd.	China
Jarden del Peru, S.A.C.	Peru
Jarden Lux Finco S.à r.l.	Luxembourg
Jarden Lux Holdings S.à r.l.	Luxembourg
Jarden Lux II S.à r.l.	Luxembourg
Jarden Plastic Solutions Limited	United Kingdom
Jarden Plastic Solutions Puerto Rico LLC	Puerto Rico
Jarden Rus LLC	Russia

NAME	STATE OR JURISDICTION OF ORGANIZATION
Jarden South Africa Proprietary Limited	South Africa
Jarden Switzerland Sarl	Switzerland
JCS Brasil Eletrodomésticos S.A.	Brazil
Jia Dun Sports Equipment Co., Ltd.	China
Jostens Canada Ltd.	Canada
K2 (Hong Kong), Limited	Hong Kong
K2 Deutschland Holding GmbH	Germany
K2 Worldwide Company	Cayman Islands
Lillo do Brasil Indústria e Comércio de Produtos Infantis Ltda.	Brazil
Luxembourg Brands S.à r.l.	Luxembourg
Mao Ming Passion Sports Company Limited	China
Mapa Babycare (Taiwan) Company Limited	Taiwan
Mapa Babycare Company Limited	Hong Kong
Mapa Gloves SDN BHD	Malaysia
Mapa GmbH	Germany
Mapa S.A.S.	France
Mapa Spontex CE s.r.o.	Czech Republic
Mapa Spontex Iberica SAU	Spain
Mapa Spontex Italia S.p.A.	Italy
Mapa Spontex Polska sp. z o.o.	Poland
Mapa Spontex Trading (Shanghai) Company Limited	China
Mapa Spontex Trading SDN BHD	Malaysia
Mapa Spontex UK Limited	United Kingdom
Mapa Spontex, S.A. de C.V.	Mexico
Mapa Virulana SAIC	Argentina
Marmot Mountain Canada Ltd.	Canada
Marmot Mountain Europe GmbH	Germany
Millefiori S.r.l.	Italy
Mucambo SA	Brazil
Naipes Heraclio Fournier, S.A.	Spain
NBS Holdings	Australia
Newell (1995)	United Kingdom
Newell Australia Pty Limited	Australia
Newell Brands APAC Treasury Limited	Hong Kong
Newell Brands Canada Holding Ltd.	Canada
Newell Brands Cayman Ltd.	Cayman Islands
Newell Brands HK Holdings Limited	Hong Kong
Newell Brands Lux Holdings S. à r.l.	Luxembourg
Newell Europe Sàrl	Switzerland
Newell Holdings Limited	United Kingdom
Newell Industries Canada Inc.	Canada
Newell Insurance Designated Activity Company	Ireland
Newell International Capital SAS	France
Newell International Finance Co Limited Partnership	Scotland
Newell Investments France SAS	France
Newell Luxembourg Finance S.à r.l.	Luxembourg
Newell Mauritius Holding Company	Mauritius
Newell New Zealand Limited	New Zealand
Newell Poland Production Sp. z o.o.	Poland
Newell Poland Services Sp. z o.o.	Poland
Newell Poland S.p. z o.o.	Poland

NAME	STATE OR JURISDICTION OF ORGANIZATION
Newell Rubbermaid (M) Sdn. Bhd.	Malaysia
Newell Rubbermaid (Thailand) Co., Ltd.	Thailand
Newell Rubbermaid Argentina S.A.	Argentina
Newell Rubbermaid Asia Pacific Limited	Hong Kong
Newell Rubbermaid Asia Services	China
Newell Rubbermaid Czech Republic s.r.o.	Czech Republic
Newell Rubbermaid Consultancy Services (Shenzhen) Co., Ltd.	China
Newell Rubbermaid de Mexico, S. de R.L. de C.V.	Mexico
Newell Rubbermaid German Holding GmbH	Germany
Newell Rubbermaid Global Limited	United Kingdom
Newell Rubbermaid Global Sourcing Asia Ltd.	Cayman Islands
Newell Rubbermaid Guatemala, Limitada	Guatemala
Newell Rubbermaid Holding B.V.	Netherlands
Newell Rubbermaid Hungary Trading Ltd.	Hungary
Newell Rubbermaid Japan Ltd.	Japan
Newell Rubbermaid Kirtasiye Ticaret ve Sanayi Limited Sirketi	Turkey
Newell Rubbermaid Mexicali, S. de R.L. de C.V.	Mexico
Newell Rubbermaid Middle Ease FZE	United Arab Emirates
Newell Rubbermaid Panama S. de R.L.	Panama
Newell Rubbermaid Products (Shanghai) Co., Ltd.	China
Newell Rubbermaid Servicios de Mexico, S. de R.L. de C.V.	Mexico
Newell Rubbermaid Sourcing Management Hong Kong LP	Hong Kong
Newell Rubbermaid Sourcing Services Hong Kong Limited	Hong Kong
Newell Rubbermaid Sweden AB	Sweden
Newell Rubbermaid Trading (Shanghai) Co., Ltd.	China
Newell Rubbermaid UK Holdings Limited	United Kingdom
Newell Rubbermaid UK Limited	United Kingdom
Newell Rubbermaid UK Production	United Kingdom
Newell Rubbermaid UK Services Limited	United Kingdom
Newell Spain, S.L.	Spain
Newell Spain Holding, S.L.	Spain
Newell Spain Services, S.L.	Spain
Nimex Saltillo S.A. de C.V.	Mexico
NR Canada Holding ULC	Canada
NR Capital Co.	Canada
NR Finance Co.	Canada
NWL Austria GmbH	Austria
NWL Belgium BVBA	Belgium
NWL Belgium Production BVBA	Belgium
NWL Belgium Services BVBA	Belgium
NWL Brands Export Limited	United Kingdom
NWL Denmark Aps	Denmark
NWL Denmark Services Aps	Denmark
NWL European Finance S.à r.l.	Luxembourg
NWL Finland OY	Finland
NWL France SAS	France
NWL France Production SAS	France
NWL France Services SAS	France
NWL Germany GmbH	Germany
NWL Germany Office Products GmbH	Germany
NWL Germany Production GmbH	Germany

NAME	STATE OR JURISDICTION OF ORGANIZATION
NWL Germany Services GmbH	Germany
NWL Hamburg Services GmbH	Germany
NWL Italy S.r.l.	Italy
NWL Italy Services S.r.l.	Italy
NWL Luxembourg S.à r.l.	Luxembourg
NWL Luxembourg Holding S.à r.l.	Luxembourg
NWL Netherlands B.V.	Netherlands
NWL Netherlands Holding B.V.	Netherlands
NWL Netherlands Holding II B.V.	Netherlands
NWL Netherlands Holding III B.V.	Netherlands
NWL Netherlands Production B.V.	Netherlands
NWL Netherlands Services B.V.	Netherlands
NWL Norway A/S	Norway
NWL South Africa (Proprietary) Limited	South Africa
NWL Switzerland Sarl	Switzerland
NWL Valence Services SAS	France
Oster de Argentina S.A.	Argentina
Oster de Chile Comercializadora Limitada	Chile
Oster de Colombia, Ltda.	Colombia
Oster de Venezuela, S.A.	Venezuela
Oster del Peru, S.A.C.	Peru
Oster Electrodomesticos Iberica, S.L.U.	Spain
Oster GmbH	Germany
Oster of Canada ULC	Canada
OTG-Cani Denmark A/S	Denmark
Outdoor Technologies (Canada) Inc.	Canada
Outdoor Technologies Group Sweden AB	Sweden
Papermate Stationery (Dongguan) Co., Ltd.	China
Par-Pak Europe Limited	United Kingdom
Parker Pen (Shanghai) Limited	China
Parker Pen Products	United Kingdom
Personi Industries K.K.	Japan
Polar Plastic Ltd.	Canada
Polarpak Inc.	Canada
Polyhedron Holdings Limited	United Kingdom
Prodox, S.A. de C.V.	Mexico
Pulse Home Products (Holdings) Limited	United Kingdom
Pulse Home Products (Hong Kong) Limited	Hong Kong
Pure Fishing (Guangzhou) Trading Co., Ltd.	China
Pure Fishing (Hong Kong) Co. Limited	Hong Kong
Pure Fishing (NZ) Limited	New Zealand
Pure Fishing (Thailand) Co., Ltd.	Thailand
Pure Fishing (UK) Ltd.	United Kingdom
Pure Fishing Asia Co., Ltd.	Taiwan
Pure Fishing Deutschland GmbH	Germany
Pure Fishing Europe S.A.S.	France
Pure Fishing Finland Oy	Finland
Pure Fishing Japan Co., Ltd.	Japan
Pure Fishing Korea Co., Ltd.	Korea
Pure Fishing Malaysia Sdn. Bhd.	Malaysia
Pure Fishing Netherlands B.V.	Netherlands
Pure Fishing Norway A/S	Norway

NAME	STATE OR JURISDICTION OF ORGANIZATION
Quickie De Mexico, S. de R.L. de C.V.	Mexico
Raider Motor Corporation	Bahamas
Rawlings de Costa Rica, S.A.	Costa Rica
Rawlings Japan LLC	Japan
Rawlings Sporting Goods Canada Inc.	Canada
Record Tools (Proprietary) Limited	South Africa
Reynolds Pens India Private Limited	India
Reynolds Pen International	France
Repuestos Electronicos, S.A.	Mexico
Rexair Bulgaria EOOD	Bulgaria
Rival de Mexico, S.A. de C.V.	Mexico
Rubbermaid Ireland Limited	Ireland
Rubbermaid Portugal Lda.	Portugal
Sanford Colombia S.A.	Colombia
Sanford Hellas EPE	Greece
Sanford OOO	Russia
Sanford Rotring (GB) Limited	United Kingdom
SCI I.S.P.	France
Servicios Sunbeam-Coleman de Mexico, S.A. de C.V.	Mexico
Shakespeare (Australia) Pty. Ltd.	Australia
Shakespeare (Hong Kong) Limited	Hong Kong
Shakespeare Europe B.V.	Netherlands
Shakespeare International Limited	United Kingdom
Shakespeare Monofilament UK Limited	United Kingdom
Shanghai Spontex Trading Company Limited	China
Shenzhen CICAM Manufacturing Co. Limited	China
Sistema Plastics Australia Limited	New Zealand
Sistema Plastics Limited	New Zealand
Sistema Plastics UK Limited	New Zealand
Sistema Plastiques France Limited	New Zealand
Sobral Invicta da Amazônia Indústria de Plásticos Ltda.	Brazil
Sobral Invicta S.A.	Brazil
Söke Handels GmbH	Austria
Söke Hungaria Kft	Hungary
Spontex S.A.S.	France
Summit Holdings Europe Ltd.	Cayman Islands
Sunbeam A.G.	Switzerland
Sunbeam ANZ Holdings Pty Ltd	Australia
Sunbeam Corporation (Canada) Limited	Canada
Sunbeam Corporation Pty Ltd	Australia
Sunbeam del Peru, S.A.	Peru
Sunbeam Holdings, S.A. de C.V.	Mexico
Sunbeam International (Asia) Limited	Hong Kong
Sunbeam Mexicana, S.A. de C.V.	Mexico
Sunbeam NZ Corporation Limited	New Zealand
Sunbeam Uruguay, S.A.	Uruguay
Sunbeam-Oster de Acuña, S.A. de C.V.	Mexico
Sunbeam-Oster de Matamoros, S.A. de C.V.	Mexico
SunCan Holding Corp.	Canada
Swift Pack B.V.	Netherlands
Taiwan Aprica Inc.	Taiwan

NAME	STATE OR JURISDICTION OF ORGANIZATION
The United States Playing Card (Macau) Company Limited	Macau
The Wallingford Insurance Company Limited	Bermuda
Touch Tics (Tianjin) Ltd.	China
True Temper Venezuela, S.A.	Venezuela
Tube Turns de España, S.A.	Spain
USPC Mexico, S.A. de C.V.	Mexico
Vine Mill Limited	United Kingdom
Virginia Gift Brands HK Limited	Hong Kong
Virginia Gift Brands UK, LTD.	United Kingdom
Virumetal S.A.	Uruguay
viskovita GmbH	Germany
Viva (Consumer Products) Limited	United Kingdom
Waddington Europe Limited	United Kingdom
Waverly Products Company Limited	Jamaica
Yankee Candle Canada Inc.	Canada
Yankee Candle Company (Europe) Limited	United Kingdom
Yankee Candle Deutschland GmbH	Germany
Yankee Candle France	France
Yankee Candle Italy S.R.L.	Italy
Yankee Candle s.r.o.	Czech Republic
Yore Limited	United Kingdom